Exhibit 10.43

EXECUTION COPY

FIFTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of November 14, 2006 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the VARIOUS PURCHASER GROUPS party to the Agreement (as defined below), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrator for each of the Purchaser Groups party thereto (in such capacity, the “Administrator”).

RECITALS

A. The Seller, Servicer, the various Purchaser Groups and the Administrator have entered into that certain Receivables Purchase Agreement, dated as of July 10, 2003 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

B. The parties to the Agreement desire to enter into this Amendment to amend the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.

2. Amendments to the Agreement. The Agreement is hereby amended as follows:

(a) Each reference to the Administrator’s address, contact person, facsimile number and telephone number in the Agreement is hereby amended and restated such that each such reference reads as follows:

Wachovia Bank, National Association, as Administrator

171 17th Street, N.W.

Mailcode GA-4524

Atlanta, Georgia 30363

Attention: Elizabeth R. Wagner

Fax: (404) 214-5481

Telephone: (404) 214-5456

(b) Section 1.1(b) of the Agreement is hereby amended and restated in its entirety as follows:

(b) Seller may, once monthly, during each of the first and fourth calendar quarters of each year (the “Accordion Period”)

(X) upon at least 10 Business Days’ prior written notice in substantially the form of Exhibit XVIII hereto (a “Purchase Limit Increase Request”) to the Administrator and each Purchaser Agent, request that each Purchaser Group increase their respective existing Group Commitment; provided that: (i) such requested increase shall be in an amount not less than $50,000,000 in the aggregate and the Purchase Limit after giving effect to such increases shall not exceed $750,000,000 without the prior written consent of all Purchaser Agents, (ii) on the first day of the second calendar quarter of each year, (A) the Purchase Limit, if greater than $500,000,000 on the last day of the immediately preceding calendar quarter, shall automatically be reduced to $500,000,000 and each Purchaser Group’s Group Commitment will revert to the amount shown on its signature page herein and (B) if the Aggregate Investment Amount would exceed the Purchase Limit after giving effect to such automatic reduction pursuant to this clause (b) (such excess hereinafter referred to as the “Accordion Invested Amount”), the Seller shall pay to each Purchaser Agent for the benefit of the related Purchasers immediately an amount to be applied to reduce the Aggregate Invested Amount (ratably, according to each Purchaser’s aggregate Accordion Invested Amount), such that after giving effect to such payment, the Aggregate Invested Amount is equal to the Purchase Limit, (iii) the Seller’s request for the increases in the respective Group Commitments of the Purchaser Groups shall be ratable with respect to each such Purchaser Group (according to the then existing Group Commitments of all such Purchaser Groups), and if Purchaser Groups holding less than 100% of the aggregate Group Commitments of all Purchaser Groups consent to such increase in their respective Group Commitment, the Seller may request increases in the Group Commitments of the Purchaser Groups who have consented (any such Purchaser Group, an “Increasing Purchaser Group”) (by written notice to the Purchaser Agents for the Increasing Purchaser Groups), on a ratable basis (based on the then existing Group Commitments of all such Increasing Purchaser Groups), unless otherwise consented to in writing by all the Purchaser Agents for such Increasing Purchaser Groups, (iv) each Purchaser Agent (and the related Purchaser Group) shall, in its sole discretion, make a determination whether or not to so grant any request under this clause (b) and (v) the Seller shall (and shall cause the Servicer to) deliver all documents, instruments, reports, opinions and agreements as the Administrator and any Purchaser Agent may reasonably request in connection with making a determination as to whether or not to grant any request under this clause (b), or

(Y) upon at least 10 Business Days’ prior written notice in substantially the form of Exhibit XIX hereto (a “Purchase Limit Decrease Notice”) to the Administrator and each Purchaser Agent, the Seller may request a reduction in the Purchase Limit to an amount no less than $500,000,000 (ratably, based on such Purchaser Group’s Accordion Invested Amount after giving effect to any increases under this clause (b)) and such decrease shall be in an amount not less than $50,000,000 in the aggregate, and, if the Aggregate Invested Amount would exceed the Purchase Limit after giving effect to such optional reduction pursuant to this clause (b), the Seller shall pay to each Purchaser Agent for the benefit of the related Purchasers immediately upon such optional reduction an amount to be applied to reduce the Aggregate Invested Amount (ratably, according to each Purchaser’s aggregate Accordion Invested Amount), such that after giving effect to such payment, the Aggregate Invested Amount is equal to the Purchase Limit,.

(c) The first sentence in Section 7.1(n) of the Agreement is hereby amended by adding the following phrase immediately before the period concluding such sentence:

“; provided that, so long as (i) at any time during such calendar year the difference between the Purchase Limit minus the daily weighted average Aggregate Invested Amount is less than the product of 50.0% times the Purchase Limit, (ii) ABDC has, at such time, debt ratings at or above BBB- by Standard & Poor’s, Ba1 by Moody’s and BBB by Fitch and (iii) no Amortization Event or Unmatured Amortization Event has occurred and is continuing, then any such audit to be conducted during the calendar year 2008 shall not be via visit or onsite inspection, but shall be in form, scope and substance reasonably satisfactory to the Administrator and the Purchaser Agents”

(d) The first sentence in Section 7.3(p) of the Agreement is hereby amended by adding the following phrase immediately before the period concluding such sentence:

“; provided that, so long as (i) at any time during such calendar year the difference between the Purchase Limit minus the daily weighted average Aggregate Invested Amount is less than the product of 50.0% times the Purchase Limit, (ii) ABDC has, at such time, debt ratings at or above BBB- by Standard & Poor’s, Ba1 by Moody’s and BBB by Fitch and (iii) no Amortization Event or Unmatured Amortization Event has occurred and is continuing, then any such audit to be conducted during the calendar year 2008 shall not be via visit or onsite inspection, but shall be in form, scope and substance reasonably satisfactory to the Administrator and the Purchaser Agents”

(e) Clause (s) of Section 9.1 of the Agreement is hereby amended and restated in its entirety as follows:

(s)(i) definition of “Excluded Subsidiary” (clause (b) thereof), “Loan Parties,” “Securitization,” “Securitization Entity,” or “Designated Subsidiary” contained in the Credit Agreement is amended, modified or waived without the prior written consent of the Administrator and the Required Purchaser Agents; (ii) Section 6.01(b)(i), 6.02(e), 6.04 (the last sentence (other than clause (b) thereof) thereto), 6.05(b), 6.05(c), 6.08(b), 6.08(c), 6.08(d) or 6.09 (clause (i) of the first proviso thereto) of the Credit Agreement is amended, modified or waived without the prior written consent of the Administrator and the Required Purchaser Agents; or (iii) any other provision of (including by the addition of a provision) the Credit Agreement is amended, modified or waived without the prior written consent of the Administrator and the Required Purchaser Agents in any way which could materially and adversely impair the interests of the Administrator, any Purchaser Agent or any Purchaser in the Receivables, Related Security or Collections or could result in the creation of a Lien thereof; or

(f) Section 13.4 of the Agreement is hereby amended and restated in its entirety as follows:

Section 13.4 Confidentiality.

(a) Each of the parties hereto shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and all information with respect to the other parties, including all information regarding their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its directors, officers and employees may (i) disclose such information to its accountants, attorneys, investors, potential investors, credit enhancers to the Purchasers and the agents or advisors of such Persons (“Excepted Persons”), provided, however, that each Excepted Person shall, as a condition to any such disclosure, agree for the benefit of the parties hereto that such information shall be used solely in connection with such Excepted Person’s evaluation of, or relationship with, the Seller and its affiliates, (ii) disclose the existence of the Agreement, but not the financial terms thereof, (iii) disclose such information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law) and (iv) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents; provided that the Persons permitted to make such disclosures under clauses (iii) and (iv) shall also include credit enhancers to the Purchasers. It is understood that the financial terms that may not be disclosed except in compliance with this Section 13.4(a) include, without limitation, all fees and other pricing terms, and all Amortization Events and priority of payment provisions.

(b) Anything herein to the contrary notwithstanding, each Seller Party hereby consents to the disclosure of any nonpublic information with respect to it obtained in connection with the transactions contemplated herein (i) to the Administrator, any Liquidity Agent, any Purchaser, any Purchaser Agent or any other Funding Source by each other, (ii) by the Administrator, any Liquidity Agent, any Purchaser, any Purchaser Agent or any other Funding Source to any prospective or actual assignee or participant of any of them or (iii) by the Administrator, any Liquidity Agent, any Purchaser, any Purchaser Agent or any other Funding Source to any rating agency, commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to a Purchaser and to any officers, directors, employees, accountants, advisors, and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information. In addition, the Administrator, any Liquidity Agent, any Purchaser, any Purchaser Agent, any other Funding Source or provider of a surety, guaranty or credit or liquidity enhancement to a Purchaser may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

(c) Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, (ii) disclosure of any and all information if required to do so by any applicable statute, law, rule or regulation, or (iii) any other disclosure authorized by the Seller or Servicer.

(g) The Commitment and Scheduled Facility Termination Dates with respect to the Commitment of Bank of America, National Association, as set forth on its signature page to the Agreement, are hereby amended and restated in their entirety as set forth on Bank of America, National Association’s signature page hereto.

(h) The Commitment and Scheduled Facility Termination Dates with respect to the Commitment of The Bank of Nova Scotia, as set forth on its signature page to the Agreement, are hereby amended and restated in their entirety as set forth on The Bank of Nova Scotia’s signature page hereto.

(i) The Commitment and Scheduled Facility Termination Dates with respect to the Commitment of Wachovia Bank, National Association, as set forth on its signature page to the Agreement, are hereby amended and restated in their entirety as set forth on the Administrator’s signature page hereto.

(j) The Commitment and Scheduled Facility Termination Dates with respect to the Commitment of PNC Bank, National Association, as set forth on its signature page to the Agreement, are hereby amended and restated in their entirety as set forth on PNC Bank, National Association’s signature page hereto.

(k) Exhibit I to the Agreement is hereby amended by adding thereto the following new definitions in the appropriate alphabetical order:

“Accordion Invested Amount” has the meaning set forth in Section 1.1(b).

“Accordion Period” has the meaning set forth in Section 1.1(b).

“Excepted Persons” has the meaning set forth in Section 13.4.

“Increasing Purchaser Group” has the meaning set forth in Section 1.1(b).

“Purchase Limit Decrease Notice” has the meaning set forth in Section 1.1(b).

“Purchase Limit Increase Request” has the meaning set forth in Section 1.1(b).

(l) The definition of “Commitment” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Commitment” means, with respect to each Related Committed Purchaser, the aggregate maximum amount which such Purchaser is obligated to pay hereunder on account of all Purchases, as set forth below its signature to this Agreement or in the Assumption Agreement or other agreement pursuant to which it became a Purchaser, as such amount may be modified in connection with any subsequent assignment pursuant to Section 12.1 or in connection with a reduction or an increase in the Purchase Limit pursuant to Section 1.1(b) of the Agreement.

(m) The definition of “Credit Agreement” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Credit Agreement” shall mean the Credit Agreement dated as of November 14, 2006, among AmerisourceBergen, the borrowing subsidiaries from time to time party thereto, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Europe Limited, as London Agent, and The Bank of Nova Scotia, as Canadian Agent, as the same may from time to time be amended, supplemented or otherwise modified.

(n) The definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Facility Termination Date” means, for any Group Commitment (or portion thereof), the earliest to occur of: (a) the Scheduled Facility Termination Date for such Group Commitment (or portion thereof) and (b) the Amortization Date.

(o) The definition of “Government Receivable Excess” set forth in Exhibit I to the Agreement is hereby amended by replacing the reference to “5.0%” therein with “10.00%”.

(p) The last sentence of the definition of “Obligor Concentration Limit” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

As of November 14, 2006, Longs Drug Stores Corporation, Medco Health Solutions Inc., Kaiser Permanente and Walgreen Co. shall have a Special Concentration Limit of 6.10%, 5.75%, 4.90% and 15.00%, respectively.

(q) The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Purchase Limit” means, initially, $500,000,000, as such amount may be increased or reduced pursuant to Section 1.1(b) of the Agreement or otherwise in connection with any Exiting Purchaser. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the then outstanding Aggregate Investment.

(r) The Agreement is hereby amended by adding (x) a new Exhibit XVIII to read as Exhibit XVIII attached hereto and (y) a new Exhibit XIX to read as Exhibit XIX attached hereto.

3. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in each of the Agreements to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to such Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as set forth herein.

4. Effectiveness. This Amendment shall become effective on the date hereof upon (i) receipt by the Administrator of counterparts of this Amendment executed by each of the other parties hereto (including facsimile or electronic signature pages), or other evidence satisfactory to the Administrator of the execution and delivery of this Amendment by such other parties, (ii) satisfaction of the Rating Agency Condition, (iii) receipt by each Purchaser Agent for the benefit of the related Purchasers of that certain “Amendment Fee” referred to in its respective fee letter, dated as of the date hereof, among such Purchaser Agent, the Seller and the Servicer, and (iv) receipt by the Administrator of such other agreements, documents, opinions and instruments as the Administrator may request.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6. Governing Law. This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law).

7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, or the Agreements or any provision hereof or thereof.

[signature pages begin on next page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller

By:
Name:
Title:

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer

By:
Name:
Title:

S-1	Fifth Amendment to Receivables Purchase Agreement (ARFC)

VARIABLE FUNDING CAPITAL COMPANY LLC, as a Conduit Purchaser

BY:	WACHOVIA CAPITAL MARKETS, LLC,
its attorney-in-fact

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrator and as Purchaser Agent and Related Committed Purchaser for Variable Funding Capital Company LLC

By:
Name:
Title:

Commitment: $175,000,000

Scheduled Facility Termination Date: November 13, 2009

S-2	Fifth Amendment to Receivables Purchase Agreement (ARFC)

YC SUSI TRUST, as a Conduit Purchaser

By:	Bank of America, National Association, as administrative trustee

By:
Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Related Committed Purchaser for YC SUSI Trust

By:
Name:
Title:

Commitment: $93,750,000

Scheduled Facility Termination Date: November 13, 2009

S-3	Fifth Amendment to Receivables Purchase Agreement (ARFC)

LIBERTY STREET FUNDING CORP., as a Conduit Purchaser

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Purchaser Agent and Related Committed Purchaser for Liberty Street Funding Corp.

By:
Name:
Title:

Commitment: $175,000,000

Scheduled Facility Termination Date: November 13, 2009

S-4	Fifth Amendment to Receivables Purchase Agreement (ARFC)

MARKET STREET FUNDING LLC, as a Conduit Purchaser

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for Market Street Funding LLC

By:
Name:
Title:

Commitment: $56,250,000

Scheduled Facility Termination Date: November 13, 2009

S-5	Fifth Amendment to Receivables Purchase Agreement (ARFC)

EXHIBIT XVIII

FORM OF PURCHASE LIMIT INCREASE REQUEST

                    ,

Wachovia Bank, National Association, as Administrator

171 17th Street, N.W.

Mailcode GA - 4524

Atlanta, Georgia 30363

Attention: Elizabeth R. Wagner and CP Funding Operations

Fax: (404) 214-5481

[Address to each Purchaser Agent] – [PURCHASER AGENTS TO PROVIDE]

Ladies and Gentlemen:

Reference is hereby made to the Receivables Purchase Agreement, dated as of July 10, 2003 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among Amerisource Receivables Finance Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and Wachovia Bank, National Association, as Administrator. Capitalized terms used in this Purchase Limit Increase Request and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes a Purchase Limit Increase Request pursuant to Section 1.1(b) of the Receivables Purchase Agreement. The Seller desires to increase the Purchase Limit and respective Commitments of each Purchaser Group on                     ,         1 to the following amounts:

(a)	Purchase Limit: $

(b)	Ratable Share of Each Purchaser Group:

(i)	Variable Funding Capital Company LLC: $

(ii)	YC SUSI Trust: $

(iii)	Liberty Street Funding Corp.: $

(iv)	Market Street Funding LLC: $

[1]	Notice must be given at least ten Business Days prior to the requested increase, and must be in a minimum amount of $50,000,000.

Seller hereby represents and warrants as of the date hereof, and as of the date of this increase, as follows:

(i) the representations and warranties contained in Section V of the Receivables Purchase Agreement are correct in all material respects on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates; and

(ii) no event has occurred and is continuing, or would result from the increase proposed hereby, that constitutes an Amortization Event or an Unmatured Amortization Event.

IN WITNESS WHEREOF, the undersigned has caused this Purchase Limit Increase Request to be executed by its duly authorized officer as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION

By:
Name Printed:
Title:

EXHIBIT XIX

FORM OF PURCHASE LIMIT DECREASE NOTICE

                    ,

Wachovia Bank, National Association, as Administrator

171 17th Street, N.W.

Mailcode GA - 4524

Atlanta, Georgia 30363

Attention: Elizabeth R. Wagner and CP Funding Operations

Fax: (404) 214-5481

[Address to each Purchaser Agent] – [PURCHASER AGENTS TO PROVIDE]

Ladies and Gentlemen:

Reference is hereby made to the Receivables Purchase Agreement, dated as of July 10, 2003 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among Amerisource Receivables Finance Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and Wachovia Bank, National Association, as Administrator. Capitalized terms used in this Purchase Limit Decrease Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes a Purchase Limit Decrease Notice pursuant to Section 1.1(b) of the Receivables Purchase Agreement. The Seller desires to decrease the Purchase Limit and respective Commitments of each Purchaser Group on                     ,         2 to the following amounts:

(a)	Purchase Limit: $

(b)	Ratable Share of Each Purchaser Group:

(i)	Variable Funding Capital Company LLC: $

(ii)	YC SUSI Trust: $

(iii)	Liberty Street Funding Corp.: $

(iv)	Market Street Funding LLC: $

[2]	Notice must be given at least ten Business Days prior to the requested decrease, and must be in a minimum amount of $50,000,000.

Seller hereby represents and warrants as of the date hereof, and as of the date of this decrease, as follows:

(i) the representations and warranties contained in Section V of the Receivables Purchase Agreement are correct in all material respects on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates; and

(ii) no event has occurred and is continuing, or would result from the increase proposed hereby, that constitutes an Amortization Event or an Unmatured Amortization Event.

IN WITNESS WHEREOF, the undersigned has caused this Purchase Limit Decrease Notice to be executed by its duly authorized officer as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION

By:
Name Printed:
Title: